Exhibit 10.1

AMENDMENT NO. 2

TO THE THERIVA BIOLOGICS, INC. 2020 STOCK INCENTIVE PLAN

Dated: October 31, 2024

WHEREAS, the Board of Directors (the “Board”) of Synthetic Biologics, Inc. (the “Company”) heretofore established the Synthetic Biologics, Inc. 2020 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock of the Company available for grants of Awards thereunder (as of the date of this amendment, previously adopted the Plan) by an additional 2,220,000 shares of common stock to 2,500,000 shares of common stock; and

WHEREAS, the Board desires to further amend the Plan to amend Section 4.2 of the Plan to increase the non-employee director grant limit from 40,000 shares of common stock to 250,000 shares of common stock; and

WHEREAS, pursuant to Section 17.2 of the Plan, the Board has the right to amend the Plan with respect to certain matters; and

WHEREAS, the Board has approved and authorized this Amendment No. 2 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 2;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Subject to approval of the Company’s stockholders, Section 4(a) of the Plan is hereby amended by increasing the share references in such section by an additional 2,220,000 shares of common stock to 2,500,000 shares of common stock, so that Section 4(a) reads in its entirety as follows:

(a) Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,500,000 shares (the “Initial Limit”), all of which may, but need not, be issued in respect of Incentive Stock Options.

2.	Subject to approval of the Company’s stockholders, Section 4.2 of the Plan is hereby amended by increasing the share references in such section from 40,000 shares of common stock to 250,000 shares of common stock, so that Section 4.2 reads in its entirety as follows:

(a) Subject to adjustment pursuant to Section 4.3 hereof, the number of shares of Common Stock with respect to which Awards may be granted during any calendar year to any one Eligible Person who is a non-employee director of the Board shall not exceed 250,000.

3.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as evidence of its adoption by the Board on the date set forth above.

THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
	Name:	Steven A. Shallcross
	Title:	Chief Executive Officer and Chief Financial Officer

Dated: October 31, 2024